UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22972

AMG PANTHEON MASTER FUND, LLC

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2015 – September 30, 2015

(Semi-Annual Shareholder Report)

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

AMG Funds

September 30, 2015

AMG Pantheon Master Fund, LLC

(formerly AMG Pantheon Private Equity Master Fund, LLC)

www.amgfunds.com	SAR081-0915

AMG Funds

AMG Pantheon Master Fund, LLC

Semi-Annual Report—September 30, 2015 (unaudited)

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Investments	3

Notes to Schedule of Investments	4

Statement of Assets and Liabilities	7
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Statement of Operations	8
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	9
Detail of changes in assets for the past two fiscal periods

Statement of Cash Flows	10
Detail of cash movements during the fiscal period

Financial Highlights	11
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	12
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	23

AMG Pantheon Master Fund, LLC

Schedule of Investments

September 30, 2015 (unaudited)

	Initial
	Acquisition
	Date	Shares	Value

Co-Investments—33.7%

ACOF IV ATD Co-Invest LP (Consumer Discretionary)*,(a)	02/27/2015	(2)	$500,000

Altas Med LP (Consumer Discretionary)*,(a)	08/11/2015	(2)	470,000

Digital Bridge U.S. Tower Holdings, LLC (Telecommunication Services)*,(a)	11/03/2014	10	462,524

Palermo TT Holdings, Inc. (Information Technology)*,(a)	12/12/2014	333	377,397

Shamrock Capital Growth Fund III, LLC (Information Technology)*,(a)	07/29/2015	(2)	200,734

Shamrock RB Co-Invest, LLC (Consumer Discretionary)*,(a)	07/30/2015	(2)	500,000

SPC RP Investor, LLC (Industrials)*,(a)	05/26/2015	(2)	276,889

T-VI Co-Invest-A (Financials)*,(a)	08/12/2015	(2)	358,692

WP-LH Co-Invest, L.P. (Materials)*,(a)	06/25/2015	(2)	400,000

Total Co-Investments			3,546,236

Secondary Private Investment Funds—8.9%

1901 Partners LP*	07/16/2015	(2)	289,881

Francisco Partners III, L.P.*	01/05/2015	(2)	222,971

Providence Equity Partners VI, L.P.*	12/12/2014	(2)	421,469

Total Secondary Private Investment Funds			934,321

Exchange Traded Funds—20.4%

SPDR® S&P 500 ETF Trust		11,233	2,152,580

Short-Term Investments—34.8%

Other Investment Companies—34.8%

Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.11%(1)		3,669,863	3,669,863

Total Investments—97.8% (cost $10,311,138)			10,303,000

Other Assets, less Liabilities—2.2%			236,077

Net Assets—100.0%			$10,539,077

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Schedule of Investments

September 30, 2015 (unaudited)

Cost of Investments by asset type is as follows:

Co-Investments	$3,530,074
Secondary Private Investment Funds	845,124
Exchange Traded Funds	2,266,077
Short-Term Investments	3,669,863

Total	$10,311,138

(a)	Non-income producing.
(1)	Yield shown represents the September 30, 2015 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
(2)	Investment does not issue shares.
*	Investment is issued in a private placement and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Schedule of Investments. As of September 30, 2015, the aggregate cost of each investment restricted to resale was $500,000, $470,000, $466,229, $357,531, $200,734, $500,000, $276,888, $358,692, $400,000, $264,521, $207,256 and $373,347, respectively, totaling $4,375,198.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Schedule of Investments (continued)

September 30, 2015

The following table summarizes the inputs used to value the Master Fund’s investments by the fair value hierarchy levels as of September 30, 2015:

	Quoted Prices in
	Active Markets for		Significant
	Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	Level 1	Level 2	Level 3	Total
Investments
Co-Investments	—	—	$3,546,236	$3,546,236
Secondary Private Investment Funds	—	—	934,321	934,321
Exchange Traded Funds	$2,152,580	—	—	2,152,580
Short-Term Investments
Other Investment Companies	3,669,863	—	—	3,669,863

Total Investments	$5,822,443	—	$4,480,557	$10,303,000

As of September 30, 2015, the Master Fund had no transfers from the beginning of the reporting period.

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Secondary Private
	Co-Investments	Investment Funds	Total
Balance as of March 31, 2015*	$1,193,115	$634,805	$1,827,920
Purchases	2,413,317	276,418	2,689,735
Sales & Distributions	(78,264)	(43,452)	(121,716)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Net realized gain/(loss)	1,125	20,095	21,220
Net change in unrealized appreciation/depreciation	16,943	46,455	63,398

Balance as of September 30, 2015	$3,546,236	$934,321	$4,480,557

Net change in unrealized appreciation/depreciation on investments held at September 30, 2015	$16,943	$46,455	$63,398

*	The balances as of March 31, 2015 for each Co-Investment have been updated from their March 31, 2015 ending balances due to the reclassification of categories from Common Stock and Partnership Interests in the amounts of $693,115 and $500,000, respectively, into Co-Investments. The change was effective on April 1, 2015.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Schedule of Investments (continued)

September 30, 2015

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of September 30, 2015. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

	Fair Value as of	Valuation	Unobservable
	September 30, 2015	Techniques	Inputs	Ranges
Co-Investments	$3,168,839	Cost Multiple	Cost Multiple	1
Co-Investments	377,397	Net Asset Value General Partner	Net Asset Value	n/a
Secondary Private Investment Funds	934,321	Net Asset Value General Partner	Net Asset Value	n/a

Total	$4,480,557

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Assets and Liabilities

September 30, 2015 (unaudited)

Assets:
Investments at value*	$10,303,000
Investment Funds paid in advance	444,909
Receivable from Investment Manager	184,879
Dividends and other receivable	11,065
Prepaid expenses and other assets	2,324

Total Assets	10,946,177

Liabilities:
Payable for investments purchased	219,912
Payable to Affiliates	19,614
Accrued expenses:
Administrative fees	28,197
Directors fees	5,779
Professional fees	126,122
Other	7,476

Total Liabilities	407,100

Net Assets	$10,539,077

Net Assets Represent:
Paid-in capital	$10,538,462
Accumulated net investment loss	(12,462)
Accumulated net realized gain	21,215
Net unrealized depreciation of investments	(8,138)

Net Assets	$10,539,077

* Investments at cost	$10,311,138
Units outstanding	1,039,406
Net asset value, offering and redemption price per Unit	$10.14

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Operations

For the six months ended September 30, 2015 (unaudited)

Investment Income:
Dividend income	$24,358
Securities lending income	1,066

Total investment income	25,424

Expenses:
Investment advisory and management fees	65,547
Administrative fees	172,000
Professional fees	233,511
Amortization of offering costs	58,839
Directors fees and expenses	11,842
Custody fees	4,033
Reports to Unitholders	3,044
Miscellaneous expenses	3,179

Total expenses before offsets	551,995

Expense reimbursements	(446,802)
Fee waiver	(65,547)

Net expenses	39,646

Net investment loss	(14,222)

Net Realized and Unrealized Gain (Loss):
Net realized gain from investments	21,182
Net change in unrealized appreciation/depreciation of investments	(81,052)

Net realized and unrealized loss	(59,870)

Net decrease in net assets resulting from operations	$(74,092)

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statements of Changes in Net Assets

For the six months ended September 30, 2015 (unaudited) and the period from October 1, 2014 (commencement of operations) through March 31, 2015

	Six months ended	For the fiscal
	September 30, 2015	period ended
	(unaudited)	March 31, 2015*
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(14,222)	$(11,700)
Net realized gain from investments	21,182	44,891
Net change in unrealized appreciation/depreciation of investments	(81,052)	72,914

Net increase (decrease) in net assets resulting from operations	(74,092)	106,105

Capital Unit Transactions:
Proceeds from sale of Units	6,335,000	5,172,064
Cost of Units repurchased (Note 1g)	(1,000,000)	—

Net increase from capital Unit transactions	5,335,000	5,172,064

Total increase in net assets	5,260,908	5,278,169

Net Assets:
Beginning of period	5,278,169	—

End of period	$10,539,077	$5,278,169

Accumulated Net Investment Loss	$(12,462)	$(11,700)
Unit Transactions:
Sale of Units	620,186	516,972
Units repurchased (Note 1g)	(97,752)	—

Net increase in Units	522,434	516,972

*	Commenced operations on October 1, 2014.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Statement of Cash Flows

For the six months ended September 30, 2015 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(74,092)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(21,182)
Net change in unrealized appreciation/depreciation of investments	81,052
Decrease in cash held in escrow	5,000,000
Decrease in receivable from Investment Manager	348,328
Increase in dividends and other receivable	(6,024)
Decrease in prepaid offering costs	58,839
Decrease in prepaid expenses and other assets	12,124
Increase in payable for investments purchased	219,912
Decrease in payable to Affiliates	(354,382)
Decrease in administrative fees payable	(85,867)
Decrease in Directors fees payable	(4,846)
Decrease in professional fees payable	(81,960)
Increase in other accrued expenses	4,524
Purchases of investments	(4,345,105)
Proceeds from sale of investments	3,343
Distributions from investments	121,716
Net purchases of short-term investments	(1,211,380)

Net cash used in operating activities	(335,000)

Cash Flows from Financing Activities:
Proceeds from capital contributions	335,000
Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information
Non-Cash Transaction:
Transfer to Feeder Fund	$1,000,000
Taxes:
Filing tax	$318

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each period

	Six months ended	For the fiscal
	September 30, 2015	period ended
	(unaudited)	March 31, 2015*
Net Asset Value, beginning of period	$10.21	$10.00
Income (loss) from investment operations:
Net investment loss[1,2]	(0.01)	(0.02)
Net realized and unrealized gain (loss) from investments	(0.06)	0.23

Total from investment operations	(0.07)	0.21

Net asset value, end of period	$10.14	$10.21

Total return[1]	(0.69%)[3]	2.10%[3]
Ratio/Supplemental Data:
Ratio of net expenses to average net assets (with reimbursements and waivers)	0.76%[4]	0.75%[4]
Ratio of expenses to average net assets (with reimbursements)	2.01%[4]	2.00%[4]
Ratio of total expenses to average net assets (without reimbursements and waivers)[5]	10.53%[4]	31.00%[4]
Ratio of net investment loss to average net assets[1]	(0.27%)[4]	(0.46%)[4]
Portfolio turnover rate	0%[3,6]	56%[3]
Net assets, end of period (in thousands)	$10,539	$5,278

*	Commenced operations on October 1, 2014.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.
[6]	Less than 0.5%.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

1.	ORGANIZATION

AMG Pantheon Master Fund, LLC (formerly AMG Pantheon Private Equity Master Fund, LLC) (the “Master Fund”) was organized as a Delaware limited liability company on May 16, 2014. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on October 1, 2014. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”), to accredited investors, which may be purchased as of the first business day of each month at the Master Fund’s net asset value per Unit. The Unitholders do not have the right to withdraw or tender their Units for the first two years of the Master Fund’s life. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Unitholder. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board”).

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements:

a.	VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

For co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds are generally based on the valuations provided by the general partners or managers of underlying fund investments. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by Pantheon Ventures (US) LP (the “Investment Manager”), who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing, all outstanding securities fair valued by the Investment Manager, including a comparison with the prior month end and the percentage of the Master Fund that the security represents at each month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b.	SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals and the exact timing of distribution from the Investment Funds cannot be determined. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Fund, LLC (formerly AMG Pantheon Private Equity Fund, LLC) (the “Feeder Fund”) based on level of service.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the six months ended September 30, 2015, the Master Fund did not incur overdraft fees.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

d.	DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Unitholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Unitholder distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2015, the Master Fund had permanent differences relating to a net operating loss reclassification and distribution gain paid and temporary differences relating to organization and offering costs and distributions received from the Master Fund’s investments in certain investment partnerships.

For the six months ended September 30, 2015, the Master Fund repurchased $1,000,000 worth of Units, which for tax purposes may be considered a distribution treated as a return of capital of approximately $968,602 and a short-term capital gain distribution of approximately $31,398. See Note 1g.

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Accumulated ordinary loss	$—
Undistributed short-term capital gains	$—

Based on the approximate cost of investments for federal income tax purposes at September 30, 2015 of $10,288,124, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $132,078 and $117,202, respectively, resulting in net unrealized appreciation of $14,876.

e.	FEDERAL TAXES: The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC”), as amended, and to distribute substantially all of its taxable income and gains to its Unitholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Unitholders, and all distributions out of income and profits would be taxable to Unitholders as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of September 30, 2015, and for its open tax year and has concluded that no provision for federal income tax is required in the Master Fund’s financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f.	CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2015, the Master Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2016, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.	CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date. The Master Fund repurchased $1,000,000 worth of Units from an affiliated investor, which the affiliated investor invested into the Feeder Fund. The Feeder Fund subsequently reinvested the amount back into the Master Fund.

At September 30, 2015, certain affiliated Unitholders of record, including the Feeder Fund, owned 100% of the Master Fund’s net assets. Transactions by these Unitholders may have a material impact on the Master Fund.

h.	ORGANIZATIONAL AND OFFERING COSTS: The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Master Fund in the amount of $418,689, which will be repaid by the Master Fund for the full amount thereof. Organizational costs in the amount of $301,011 were expensed in the fiscal period ended March 31, 2015. Offering costs of $117,678 were deferred and have been fully amortized on the straight-line method over a period of one year from the commencement of operations. The remaining amount of organizational and offering costs owed by the Master Fund to the Investment Manager is reflected as a Payable to Affiliates on the Statement of Assets and Liabilities.

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

i.	CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon, (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of the Unitholder’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at September 30, 2015.

j.	REPURCHASE AGREEMENTS: The Master Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Master Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. The Master Fund did not have any repurchase agreements outstanding at September 30, 2015.

2.	RELATED PARTY TRANSACTIONS AND OTHER

The Master Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Master Fund to the Investment Manager at the annual rate of 1.25% of the net assets of the Master Fund as of the end of each month, determined before giving effect to the payment of the management fee being calculated or to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund.

The Investment Manager has entered into an “Expense Limitation and Reimbursement Agreement” with the Master Fund for a term beginning on the Initial Closing Date and ending September 30, 2016 (the “Limitation Period”) to pay, waive, or reimburse the Master Fund’s expenses during the Limitation Period such that the Master Fund’s total annual operating expenses (exclusive of certain “Excluded “Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management fee paid by the Master Fund; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

investments; (iv) interest payments incurred by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) taxes of the Master Fund; and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

To the extent that the Investment Manager undertakes an Expense Cap with respect to the Master Fund, the Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Master Fund, in the aggregate, would not cause the Master Fund’s total annual operating expenses of the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the current Expense Cap, and provided further that no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

For the six months ended September 30, 2015, the Master Fund’s components of reimbursement available for recoupment are detailed in the following chart:

Reimbursement Available—March 31, 2015	$744,658
Additional Reimbursements	446,802
Expired Reimbursements	—

Reimbursement Available—September 30, 2015 *	$1,191,460

*	The amount of reimbursement available will begin to expire on October 31, 2017.

Effective August 13, 2014, the Investment Manager voluntarily agreed to waive the management fee paid by the Master Fund until March 31, 2015. The Investment Manager agreed to extend the Voluntary Fee Waiver until September 30, 2015. During the six months ended September 30, 2015, the Investment Manager voluntarily waived management fees in the amount of $65,547.

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Master Fund’s operations, including administration and Unitholder services to the Master Fund, its Unitholders, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Unitholders. The Master Fund pays

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

The aggregate annual retainer paid to each Independent Director of the Board is $8,000, plus $1,000 for each regular or special meeting attended. The Independent Chairman of the Master Fund receives an additional payment of $3,000 per year. The Chairman of the Audit Committee receives an additional payment of $1,500 per year. The Directors fees and expenses are split evenly between the Master Fund and the Feeder Fund.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00%—2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

•	Primary Investments: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fund raising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

•	Secondary Investments: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

•	Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

A listing of the Secondary Private Investment Funds held by the Master Fund and their attributes, as of September 30, 2015 are shown in the table below.

						Notice
Investment	Investment			Remaining	Redemption	(In	Redemption
Category	Strategy	Fair value	Commitments	life	frequency	days)	Restrictions

Buyout	Control investments in established, cash flow positive companies with focus on mid- or large-capitalization companies.	$934,321	$1,095,239	2-6 years	Not Redeemable	n/a	n/a

As of September 30, 2015, 73.64% of capital commitments have been contributed and the unfunded capital commitments of the Master Fund amount to $1,573,632.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the six months ended September 30, 2015 were $3,900,196 and $3,343, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. The Master Fund did not have any securities on loan at September 30, 2015.

6.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

7.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to

AMG Pantheon Master Fund, LLC

Notes to Financial Statements (continued)

realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds. Units in the Master Fund provide limited liquidity because Units can only be redeemed upon approval of the Master Fund’s Board.

Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, The Financial Accounting Standards Board issued Accounting Standard Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. Also, ASU 2015-07 removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Master Fund has elected to measure the fair value using that practical expedient. New disclosures are required for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. Earlier application is permitted. Management has evaluated the impact of ASU 2015-07 and determined it will not materially impact the Master Fund’s financial statements and disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after September 30, 2015 have been evaluated through the date the financial statements were issued. Subscriptions into the Master Fund for October 1, 2015 and November 1, 2015 were equal to $50,000 and $0, respectively. There were no additional subscriptions through the issuance date of the Master Fund’s financial statements.

Effective October 1, 2015, the Investment Manager and Master Fund agreed to reduce the management fees of the Master Fund from 1.25% to 0.70% and cease the Voluntary Fee Waiver in effect through September 30, 2015.

Effective October 22, 2015, the Master Fund changed its name to AMG Pantheon Master Fund, LLC.

Annual Renewal of Investment Management Agreement

At an in-person meeting held on June 25, 2015, the Boards of Directors (the “Directors”) of AMG Pantheon Private Equity Fund, LLC (the “Feeder Fund”) and AMG Pantheon Private Equity Master Fund, LLC (the “Master Fund,” together with the Feeder Fund, the “Funds”), and separately all of the Directors who are not “interested persons” of the Funds (“Independent Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Feeder Fund and the investment management agreement between Pantheon and the Master Fund (the “Investment Management Agreements”). The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the Investment Management Agreements.

In considering each Investment Management Agreement, the Directors reviewed a variety of materials relating to the Funds and Pantheon, including comparative fee and expense information for an appropriate peer group of similar funds, performance information for a relevant benchmark index and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meeting on June 25, 2015, regarding the nature, extent and quality of services provided by Pantheon under the Investment Management Agreements. Prior to voting, the Independent Directors: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services provided by Pantheon under the Investment Management Agreements, the Directors reviewed information relating to Pantheon’s operations and personnel. Among other things, Pantheon provided financial information and descriptions of its organizational and management structure. The Directors also took into account information provided periodically throughout the previous year by Pantheon in Board meetings relating to the performance of its duties with respect to the Funds and the Directors’ knowledge of Pantheon’s management and the quality of the performance of Pantheon’s duties. In the course of their deliberations regarding the Investment Management Agreements, the Directors evaluated, among other things: (a) the extent and quality of the services rendered by Pantheon to the Funds; (b) Pantheon’s investment philosophy, strategies and techniques in managing the Funds; (c) Pantheon’s expertise in private equity investments; and (d) Pantheon’s global footprint and range of investment products. The Directors also took into account the financial condition of Pantheon with respect to its ability to provide the services required under the Investment Management Agreements and Pantheon’s undertaking to maintain contractual expense limitations for the Funds.

Annual Renewal of Investment Management Agreement (continued)

Performance

The Directors considered the performance of the Funds since commencement of the Funds’ investment operations. The Directors noted that only two similar funds were in operation and that the performance of those funds is not publicly available. The Directors also took into account management’s explanation that those two funds are not an apt comparison to the Funds because those two funds are more fully invested, while the Funds are still in the process of building a portfolio. The Directors compared the performance of the Funds against the S&P 500 Index, the Funds’ primary benchmark. The Directors noted that the Master Fund underperformed against the index, but took into account the Master Fund’s large cash position as it continues to build its portfolio of underlying private equity investments. The Directors also noted that, because the Feeder Fund invests solely in the Master Fund, the Feeder Fund’s performance aligned closely with the performance of the Master Fund.

Management Fees and Profitability

In considering the reasonableness of the fees payable to Pantheon, the Directors noted that the Funds operate under expense limitation and reimbursement agreements that have been in effect since the Funds’ inception. The Directors also noted that, pursuant to the expense limitation and reimbursement agreements, Pantheon has agreed to limit total operating expenses of the Feeder Fund, exclusive of certain enumerated items, to the annual rate of 2.00% and to limit the total operating expenses of the Master Fund, exclusive of certain enumerated items (including the management fee), to the annual rate of 0.75%. The Directors also noted that Pantheon is voluntarily fully waiving the Master Fund’s management fee until at least September 30, 2015 and that Pantheon has fully waived the management fee of the Feeder Fund and intends to do so as long as the master/feeder structure remains in place. The Directors also considered that since the management fee is being fully waived at the Master Fund, the expenses of the Feeder Fund, exclusive of certain enumerated items, are in effect capped at 0.75%. The Directors further noted that, taking into account the management fee waiver and operating expense caps, the net expense ratio for the Funds was less than the expense ratio of its two peer funds. The Directors considered the fact that Pantheon had agreed to extend the expense limitation and reimbursement agreements relating to the Feeder Fund and the Master Fund for a term ending September 30, 2016. The Directors concluded that, in light of the nature, extent and quality of the services to be provided by Pantheon and the considerations noted above with respect to Pantheon, each Fund’s management fees and expenses are reasonable.

The Directors considered information regarding the profitability of Pantheon with respect to the provision of investment advisory services to the Funds, and noted that, due to the expense reimbursement and management fee waiver, the Funds generated losses for Pantheon. The Directors considered the material benefits from economies of scale that Pantheon might realize with respect to the Funds as the Funds increase in assets, noted Pantheon’s belief that maintaining the current fee structure and expense caps will help Pantheon raise additional assets to bring the Funds to scale, and concluded that Pantheon is not currently realizing

Annual Renewal of Investment Management Agreement (continued)

benefits from economies of scale that would warrant adjustments to the management fee at this time. The Directors also considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as investment manager to the Funds) received by Pantheon and its affiliates from their relationships with the Funds.

After consideration of the foregoing, the Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreements; (b) Pantheon’s investment strategy is appropriate for pursuing the Funds’ investment objectives; and (c) Pantheon is reasonably likely to execute its investment strategy consistently over time.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Investment Management Agreements would be in the best interests of the Funds and their members. Accordingly, on June 25, 2015, the Directors, and separately all of the Independent Directors, unanimously voted to approve the Investment Management Agreements.

Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SAR081-0915	| www.amgfunds.com

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable for the semi-annual shareholder report.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable for the semi-annual shareholder report.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Chris Meads. Mr. Meads joined Pantheon in 2001. He currently serves as Chief Investment Officer of Pantheon and member of Pantheon UK’s Partnership Board. He chairs the Pantheon HK’s Asian Regional Investment Committee and is a member of the Pantheon UK International Investment Committee. Mr. Meads has 17 years of experience in private equity investments. Prior to joining the Adviser in 2001, he worked at HSBC, where he was involved in both strategic acquisitions and the design and implementation of internal operating procedures.

Susan Long McAndrews. Ms. McAndrews joined Pantheon in 2002. She currently serves as a member of Pantheon UK’s Partnership Board, leads the Adviser’s North American primary fund investment activity, and is chair of the Adviser’s U.S. Regional Investment Committee and a member of the Pantheon UK International Investment Committee and the Global Infrastructure Committee. Ms. McAndrews has 18 years of experience in private equity investments. Prior to joining the Adviser in 2002, she was a Principal at Capital Z Partners in Asia, where she was responsible for executing investments in private equity funds and in fund management companies.

Dennis McCrary. Mr. McCrary joined Pantheon in 2007. He currently serves as a senior member of the Adviser’s North American primary investment team focusing on fund investments and co-investments. He is a member of the Adviser’s U.S. Regional Investment Committee and chairs the Co-Investment Committee. Mr. McCrary has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, he was the head of the U.S. Partnership Team at Adams Street Partners where he was responsible for primary and secondary fund investments.

Brett Johnson. Mr. Johnson joined Pantheon in 2005. He currently serves as Managing Director of the Adviser, focusing on evaluating and monitoring North American primary investment opportunities, and is a member of the Adviser’s U.S. Regional Investment Committee. Mr. Johnson has 13 years of experience in private equity investments. Prior to joining the Adviser in 2005, he was a Director at The Regents of the University of California, where he was responsible for evaluating and executing private equity investments.

Rudy Scarpa, Mr. Scarpa joined Pantheon in 2007. He currently serves as Managing Director of the Adviser, leads the Adviser’s secondaries presence in the U.S., and is a member of the Adviser’s Global Secondary Investment Committee. His focus is on secondary deal origination, analysis, structuring, execution and management of investments. Mr. Scarpa has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, Mr. Scarpa was previously a partner at Coller Capital where he was a key member of the senior team.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of March 31, 2015.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	55	$19.6 billion	38	$7.0 billion
Susan Long McAndrews	0	$0	55	$19.6 billion	38	$7.0 billion
Dennis McCrary	0	$0	55	$19.6 billion	38	$7.0 billion
Brett Johnson	0	$0	27	$13.4 billion	24	$4.3 billion
Rudy Scarpa	0	$0	27	$13.4 billion	24	$4.3 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance- based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance- based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	46	$19.6 billion	28	$5.5 billion
Susan Long McAndrews	0	$0	46	$19.6 billion	28	$5.5 billion
Dennis McCrary	0	$0	46	$19.6 billion	28	$5.5 billion
Brett Johnson	0	$0	26	$13.4 billion	16	$2.8 billion
Rudy Scarpa	0	$0	26	$13.4 billion	16	$2.8 billion

As of March 31, 2015, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable for the semi-annual shareholder report.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON MASTER FUND

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	December 7, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	December 7, 2015